UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2007

O2DIESEL CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number: 001-32228

Delaware (State of incorporation)	91-2023525 (I.R.S. Employer Identification No.)

100 Commerce Drive, Suite 301 Newark, DE (Address of principal executive offices)	19713 (Zip Code)

(302) 266-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On March 9, 2007, O2Diesel Corporation (the “Company”) entered into a Supply Agreement (“Agreement”) with Fair Energy S.A. (“Fair Energy”) to jointly develop a market in certain countries in South America and Switzerland for O2Diesel™ the Company’s cleaner burning ethanol diesel fuel blend. As part of the Agreement, Fair Energy will be the exclusive distributor of O2Diesel™ within the territory during a three year period.

A copy of the Agreement will be filed with the Company’s Form 10-KSB on or about March 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O2DIESEL CORPORATION

By:	/s/ Alan R. Rae
Alan R. Rae
Chief Executive Officer

Date: March 14, 2007